                                                                     EXHIBIT 4.3

                        [Internet Security Systems Logo]

Number                                                         Shares
C 6467

COMMON STOCK                                                   COMMON STOCK


                        INTERNET SECURITY SYSTEMS, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                               CUSIP 46060X 10 7

This Certifies that

                                    SPECIMEN
                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.001 EACH OF THE COMMON STOCK OF

INTERNET SECURITY SYSTEMS, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/                                            /s/
SECRETARY AND                                  CHAIRMAN, CHIEF EXECUTIVE OFFICER
CHIEF TECHNICAL OFFICER                        AND PRESIDENT

                     [INTERNET SECURITY SYSTEMS, INC. SEAL]

                                                   COUNTERSIGNED AND REGISTERED:
                                                                   SUNTRUST BANK
                                                      BY SPECIMEN TRANSFER AGENT
                                                                    AND REGISTER

                                                            AUTHORIZED SIGNATURE

                        INTERNET SECURITY SYSTEMS, INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in its entirety according to applicable laws or regulations:

TEN COM  --   As tenants in Common                                         UNIF GIFT MIN ACT  --
TEN ENT  --   As tenants by the entireties                                                         ---------- Custodian ----------
 JT TEN  --   As joint tenants with right of                                                         (Cust)               (Minor)
              survivorship and not as tenants                                                      Under Uniform Gifts to Minors
              in common                                                                            Act
                                                                                                       --------------------------
                                                                                                               (State)

    Additional abbreviations may also be used though not in the above list.

   FOR VALUE RECEIVED, ________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -------------------------------------------------------

                              -------------------------------------------------
                       NOTICE: THE SIGNATURES TO THIS ASSIGNMENT MUST CORRESPOND
                               WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

                                                --------------------------------
                       Signature(s) Guaranteed: THE SIGNATURE(S) SHOULD BE
                                                GUARANTEED BY AN ELIGIBLE
                                                GUARANTOR INSTITUTION SUCH AS A
                                                SECURITIES BROKER/DEALER,
                                                COMMERCIAL BANK, TRUST COMPANY,
                                                SAVINGS ASSOCIATION OR A CREDIT
                                                UNION PARTICIPATING IN A
                                                MEDALLION PROGRAM.

    This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Internet Security Systems, Inc. and SunTrust Bank, as Rights Agent, dated as of July 18, 2002 (the "Rights Agreement"), the terms of which are incorporated herein by reference and a copy of which is on file at the principal executive offices of Internet Security Systems, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Internet Security Systems, Inc. will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge, after receipt by it of a written request therefor. Under certain circumstances as provided in the Rights Agreement, Rights issued to, held by or Beneficially Owned by Acquiring Persons, their Associates or Affiliates (as such terms are defined in the Rights Agreement), or any subsequent holder of such Rights will become null and void.